UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2015

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2015, Allison Transmission, Inc. (“Allison”), a wholly owned subsidiary of Allison Transmission Holdings, Inc. (the “Company”), entered into a first supplemental indenture (the “Supplemental Indenture”) to the Indenture, dated as of May 6, 2011 (the “Indenture”), by and among Allison, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (the “Trustee”), governing Allison’s 7.125% Senior Notes due 2019 (the “notes”) in connection with its cash tender offer to purchase any and all of its outstanding notes and its solicitation for consents to certain proposed amendments (the “Proposed Amendments”) to the Indenture (such offer and consent solicitation being referred to herein as the “Offer”). Allison entered into the Supplemental Indenture after the receipt of consents from holders representing at least a majority in aggregate principal amount of the notes then outstanding under the Indenture (excluding notes held by Allison or its affiliates) (the “requisite consents”), in accordance with the terms and conditions of the Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent, each dated as of March 18, 2015 (together, the “Offer Materials”).

Notwithstanding that the Supplemental Indenture has become effective, the Proposed Amendments will become operative upon payment by Allison of the Total Consideration or the Tender Offer Consideration (each as defined below), as the case may be, to Global Bondholder Services Corporation, as the depositary for the Offer (in such capacity, the “Depositary”), or, upon the Depositary’s instructions, The Depository Trust Company, on behalf of the holders of the notes.

Item 8.01. Other Events.

On March 31, 2015, Allison announced that it had received the requisite consents for the Proposed Amendments, upon the terms and subject to the conditions set forth in the Offer Materials.

As of 5:00 p.m., New York City time, on March 31, 2015 (the “Consent Time”), Allison had received valid consents from holders of an aggregate principal amount of $420,889,000 of the notes. The outstanding aggregate principal amount of the notes is $470,713,000 (excluding notes held by Allison and its affiliates). Accordingly, Allison and the Trustee have entered into the Supplemental Indenture. Subject to the terms and conditions set forth in the Offer Materials, Allison will pay eligible holders who have validly tendered their notes at or prior to the Consent Time and not validly withdrawn their notes at or prior to the Withdrawal Time (as defined below) a cash payment equal to $1,042.00 per $1,000 aggregate principal amount of notes (the “Total Consideration”). The Total Consideration consists of (i) $1,012.00 per $1,000 principal amount of the notes for which notes were validly tendered and not validly withdrawn in the related tender offer (the “Tender Offer Consideration”) and (ii) $30.00 per $1,000 principal amount of the notes for which consents to the Proposed Amendments were validly delivered at or prior to the Consent Time and not validly revoked at or prior to the Withdrawal Time. Holders who validly tender their notes after the Consent Time but at or prior to 11:59 p.m., New York City time, on April 14, 2015 will only be eligible to receive the Tender Offer Consideration. The “Withdrawal Time” means such time as the trustee under the Indenture receives an officer’s certificate certifying receipt of the requisite consents in compliance with the terms of the Indenture. The delivery of such officer’s certificate occurred at the Consent Time.

A copy of the press release announcing the results of the Offer and entry into the Supplemental Indenture is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This current report is neither an offer to purchase nor a solicitation of an offer to sell or a solicitation of consents with respect to the notes or any other securities. The Offer is not being made to holders of notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of Allison, the Company, the dealer manager and solicitation agent or the depositary and information agent makes any recommendations as to whether holders should tender their notes pursuant to the Offer. Holders must make their own decisions as to whether to tender notes, and, if so, the principal amount of notes to tender.

This current report contains forward-looking statements. All statements other than statements of historical fact contained in this current report are forward-looking statements, including all statements regarding future financial results. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expect,” “plans,” “project,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “forecast,” “could,” “potential,” “continue” or the negative of these terms or other similar terms or phrases. Forward-looking statements are not guarantees of future performance and involve known and unknown risks. Factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made include, but are not limited to: risks related to the Company’s substantial indebtedness; the Company’s participation in markets that are competitive; the highly cyclical industries in which certain of the Company’s end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the concentration of the Company’s net sales in the Company’s top five customers and the loss of any one of these; future reductions or changes in government subsidies for hybrid vehicles, U.S. defense spending; general economic and industry conditions; the discovery of defects in the Company’s products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to the Company’s brand and reputation; the Company’s ability to prepare for, respond to and successfully achieve the Company’s objectives relating to technological and market developments and changing customer needs; risks associated with the Company’s international operations; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt the Company’s operations or those of the Company’s principal customers; and other risks and uncertainties associated with the Company’s business described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this current report, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

99.1	Press Release, dated March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: March 31, 2015

	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number:	Description

99.1	Press Release, dated March 31, 2015